Exhibit 32.1

Section 1350 Certification of Principal Executive Officer

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of I-Sector Corporation (the “Company”) on Form 10-Q for the period ended March 31, 2005 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, James H. Long, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/    JAMES H. LONG
James H. Long
Chief Executive Officer

May 16, 2005